ANNALY CAPITAL MANAGEMENT, INC. AND SUBSIDIARIES

Exhibit 21.1
Subsidiaries of Registrant

14SM TT Owner LLC	Delaware
Abingdon PropCo LLC	Delaware
ACREG 12151 Jefferson NL LLC	Delaware
ACREG 3100 South Mall NL LLC	Delaware
ACREG Barclay Square Investment LLC	Delaware
ACREG DLC Holdings LLC	Delaware
ACREG Ellicott Investment LLC	Delaware
ACREG Grand Reserve Investment LLC	Delaware
ACREG Investment Acquisitions LLC	Delaware
ACREG Investment Holdings LLC	Delaware
ACREG Mid-Century Investment LLC	Delaware
ACREG MS Holdings LLC	Delaware
ACREG PA PE I LLC	Delaware
ACREG Pine Creek Investment LLC	Delaware
ACREG PM 4 GP Investor LLC	Delaware
ACREG PM 4 Holdings LLC	Delaware
ACREG PM 4 LP Investor LLC	Delaware
ACREG PM 5 GP Investor LLC	Delaware
ACREG PM 5 LP Investor LLC	Delaware
ACREG PT Holdings LLC	Delaware
ACREG Tops Holdings LLC	Delaware
ACREG Tops Investment LLC	Delaware
ACREG TTTX Investment LLC	Delaware
AMCO Holding Management Company LLC	Delaware
AMCO LP Holding Company LP	Delaware
AMCO Manager Holdings LLC	Delaware
AMCO OpCo Holding Company LLC	Delaware
Amherst TK Owner LLC	Delaware
Annaly Bond Holdings, Inc.	Delaware
Annaly Capital Fund Advisors LLC	Delaware
Annaly Capital Management, Inc.	Maryland
Annaly CLO Retention Holder LLC	Delaware
Annaly CLO Seller LLC	Delaware
Annaly Commercial Real Estate Group, Inc.	Maryland
Annaly CRE BC LLC	Delaware
Annaly CRE CS LLC	Delaware
Annaly CRE CS Mezz LLC	Delaware
Annaly CRE CS Parent LLC	Delaware
Annaly CRE FXD Holdings LLC	Delaware
Annaly CRE GS LLC	Delaware
Annaly CRE GS Parent LLC	Delaware
Annaly CRE Holdings LLC	Delaware
Annaly CRE KEYS B Holder LLC	Delaware
Annaly CRE KF07 B Holder LLC	Delaware
Annaly CRE KLH1 B Holder LLC	Delaware
Annaly CRE KLSF B Holder LLC	Delaware

Annaly CRE L LLC	Delaware
Annaly CRE Lender LLC	Delaware
Annaly CRE LLC	Delaware
Annaly CRE MMP B Holder LLC	Delaware
Annaly CRE Oaks Depositor LLC	Delaware
Annaly CRE Seattle B Holder LLC	Delaware
Annaly CRE Sub Holding LLC	Delaware
Annaly CRE TPP LLC	Delaware
Annaly CRE WF LLC	Delaware
Annaly CRE WF Parent LLC	Delaware
Annaly Credit Opportunities Cayman Fund LP	Cayman
Annaly Credit Opportunities GP LLC	Delaware
Annaly Credit Opportunities Ireland Finance Designated Activity Company	Ireland
Annaly Credit Opportunities Ireland ICAV	Ireland
Annaly Credit Opportunities Management LLC	Delaware
Annaly Credit Opportunities Offshore Subsidiary LLC	Delaware
Annaly Credit Opportunities Onshore Fund LP	Delaware
Annaly ESPC JVIA Investment LLC	Delaware
Annaly Healthcare Investments LLC	Delaware
Annaly Management Company LLC	Delaware
Annaly Middle Market Lending LLC	Delaware
Annaly MML Funding II LLC	Delaware
Annaly MML Funding III LLC	Delaware
Annaly MML Funding LLC	Delaware
Annaly Net Lease Holdings LLC	Delaware
Annaly NVTS JVIB Investment LLC	Delaware
Annaly Resi-Credit Fund LP	Delaware
Annaly Resi-Credit GP LLC	Delaware
Annaly Social Impact LLC	Delaware
Annaly Sub REIT Parent LLC	Delaware
Annaly Sub REIT, Inc.	Maryland
Annaly TRS, Inc.	Delaware
Arcola Securities, Inc.	Maryland
ASRP Member LLC	Delaware
ASRP MM LLC	Delaware
Barclay Square Owner LLC	Delaware
Barclay Square Venture LLC	Delaware
Beach Improvements Owner LLC	Delaware
BRGA Property Venture, LLC	Delaware
BRGA Tenant Venture, LLC	Delaware
Carriage Hill PropCo LLC	Delaware
CCR PropCo LLC	Delaware
Chase City PropCo LLC	Delaware
Cheektowaga TK Owner LLC	Delaware
CHI Autumn Grace LLC	Delaware
CHI DSL Master Tenant Venture, LLC	Delaware
CHI Javelin Allen LLC	Delaware
CHI Javelin Denison LLC	Delaware
CHI Javelin Frisco LLC	Delaware
CHI Javelin LLC	Delaware

CHI Javelin Vista Ridge LLC	Delaware
CHI Javelin Winters Park LLC	Delaware
CHI Kaukauna LLC	Delaware
CHI Mankato LLC	Delaware
CHI Meridian LLC	Delaware
CHI Trace Venture Member, LLC	Delaware
CHI Trace Venture, LLC	Delaware
CHI Water's Edge LLC	Delaware
Chillicothe TK Owner II LLC	Delaware
Chillicothe TK Owner LLC	Delaware
Community Investment Impact Fund II, LLC	Delaware
Community Investment Impact Fund, LLC	Delaware
CreXuS NV Holdings 1 LLC	Delaware
CreXus S Holdings (Holding Co) LLC	Delaware
Cross Timbers TT Owner LLC	Delaware
Crossroads Improvements Owner LLC	Delaware
Ellicott Owner LLC	Delaware
Ellicott Venture LLC	Delaware
Fayette Place Improvements Owner LLC	Delaware
Flower Mound TT Owner LLC	Delaware
Gainesville PropCo LLC	Delaware
Grand Reserve Borrower, LLC	Delaware
Grand Reserve Venture, LLC	Delaware
Hatteras Financial Corp.	Maryland
Heritage Heights TT Owner LLC	Delaware
HG TT Owner LLC	Delaware
Highlands TT Owner LLC	Delaware
Irondequoit TK Owner LLC	Delaware
Jamestown TK Owner LLC	Delaware
Josey Oaks TT Owner LLC	Delaware
Lee PropCo LLC	Delaware
LeRoy TK Owner LLC	Delaware
Loganville TK Owner LLC	Delaware
Mahopac Improvements Owner LLC	Delaware
Manassas PropCo LLC	Delaware
Mid-Century Holdings, LLC	Delaware
Mid-Century Joint Member, LLC	Delaware
Mid-Valley Improvements Owner LLC	Delaware
Mountain 2013, LLC	Delaware
Mountain Merger Sub Corporation	Maryland
NLY 2014-FL1 Depositor LLC	Delaware
NLY 2019-FL2 Co-Issuer LLC	Delaware
NLY 2019-FL2 Issuer Ltd.	Cayman
OBX 2018-1 Trust	Delaware
OBX 2018-EXP1 Trust	Delaware
OBX 2018-EXP2 Trust	Delaware
OBX 2019-EXP1 Trust	Delaware
OBX 2019-EXP2 Trust	Delaware
OBX 2019-INV1 Trust	Delaware
OBX 2019-INV2 Trust	Delaware

OBX MBS Fund LP	Delaware
Onshore Loan Aggregation LLC	Delaware
Onslow Bay Financial LLC	North Carolina
Onslow Bay Funding LLC	Delaware
Onslow Bay Mortgage Loan Trust 2015-1	Delaware
Ontario TK Owner LLC	Delaware
OPW Property Company LLC	Delaware
Orchard Park TK Owner LLC	Delaware
Park West TT Owner LLC	Delaware
Penfield TK Owner LLC	Delaware
Pine Creek Owner LLC	Delaware
Pine Creek Venture LLC	Delaware
Pingora MSR JV Feeder I-B, LP	Delaware
Residential Credit Solutions, Inc.	Delaware
Pingora MSR JV I-A, LP	Delaware
Pingora MSR JV I-B, LP	Delaware
Radford PropCo LLC	Delaware
Radford Property II LLC	Delaware
River View PropCo LLC	Delaware
SBSG Property Company, LLC	Delaware
SRSG Property Company, LLC	Delaware
TK11 Holdings LLC	Delaware
TK11 Venture LLC	Delaware
Trace Property Venture, LLC	Delaware
Trace Tenant Venture, LLC	Delaware
Truman Insurance Company LLC	Missouri
TTTX Venture LLC	Delaware
University Place Improvements Owner LLC	Delaware
VS HoldCo LLC	Delaware
VS Northview LLC	Delaware
Warsaw TK Owner LLC	Delaware
WKC Property Venture, LLC	Delaware
WKC Tenant Venture, LLC	Delaware
Woodlands PropCo LLC	Delaware